Segment information (Tables)	12 Months Ended
Dec. 31, 2013
Segment information
Schedule of Group's net revenue generated from different geographic locations

	Year Ended December 31,
	2011	2012	2013
	RMB	RMB	RMB
China	5,546,700	3,086,589	3,001,498
Outside China:
Germany	2,110,751	1,265,827	660,589
Japan	24,735	436,443	1,596,703
Rest of the world	3,050,668	1,930,206	1,923,999
Total outside China	5,186,154	3,632,476	4,181,291
Total net revenue	10,732,854	6,719,065	7,182,789